Exhibit 99.1

TCF Financial Corporation

Third Quarter 2007 Investor Presentation

The Convenience Franchise

1.)           Corporate Profile

At September 30, 2007

•                                          $15.5 billion financial holding company headquartered in Minnesota

•                                          39th largest U.S. based bank by asset size

•                                          449 bank branches, 136 branches opened since January 1, 2002

•                                          26th largest branch network

•                                          13 campus alliances; 6th largest in campus card banking relationships

•                                          1,684 ATMs free to TCF customers; 1,190 off-site

•                                          12th largest issuer of VISA® Classic debit cards

•                                          18th largest bank-owned equipment finance/leasing company in the U.S.

•                                          ROA 1.82%1;  ROE 26.58%1

•                                          2,429,144 deposit accounts

1   Annualized

2.)           Corporate Profile

•         Bank branches located in seven states

	At 9/30/07	At 1/1/02
Traditional	192	134
Supermarket	242	234
Campus	15	7
Total	449	375

	At 9/30/07	At 1/1/02
Minnesota	108	88
Illinois	201	179
Michigan	56	57
Colorado	45	13
Wisconsin	33	33
Indiana	5	5
Arizona	1	—
Total	449	375

3.)           What Makes TCF Different

•                                          Convenience

                                            TCF banks a large and diverse customer base by offering a host of convenient banking services:

•                                          Open seven days a week, 364 days/year

•                                          Traditional, supermarket and campus branches

•                                          1,684 free ATMs

•                                          Free debit cards

•                                          No purchase-fee gift cards

•                                          Free coin counting

•                                          TCF® Totally Free Online banking

•                                          De Novo Expansion

                                            TCF is increasing its market share through de novo expansion:

•                                          Opening new branches

•                                          Arizona

•                                          Starting new businesses

•                                          Offering new products and services

4.)           What Makes TCF Different

•                                          Power Assets® and Power Liabilities®

                                            Power Assets® (consumer loans, commercial real estate and business loans, and leasing and equipment finance)

                                            and Power Liabilities® (checking, savings, money market and certificates of deposit accounts)

                                            are growing and contribute a high percentage of TCF’s profits.

•                                          Credit Quality

                                            TCF is primarily a secured lender, emphasizing credit quality over asset growth.

5.)           Share Repurchase Program

•                                          Repurchased 3.8 million shares of common stock during the first nine months of 2007 at an average cost of $27.02 per share

•                                          At 9/30/07, 5.5 million shares remain available to purchase under board authorization

6.)           Dividend History

	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

Dividends Paid	$.23	$.31	$.36	$.41	$.50	$.58	$.65	$.75	$.85	$.92	$.7275	[1]

Dividend Payout Ratio:	28%	35%	36%	35%	37%	37%	43%	40%	43%	48%	45%

10-year compounded annual growth rate of 15.9% is the 8th highest among the 50 largest banks in the country

1   Year-to-date

7.)           Return of Net Income to Stockholders

($ millions)

	Net Income	Dividends Paid	Stock Repurchase	Total	% of Net Income

2003	$215.9	$93.0	$150.4	$243.4	113%
2004	255.0	104.0	116.1	220.1	86
2005	265.1	114.5	93.5	208.0	78
2006	244.9	121.4	101.0	222.4	91
2007[1]	204.0	93.8	103.0	196.8	96

Total	$1,184.9	$526.7	$564.0	$1,090.7	92%
% of Net Income		44%	48%	92%

1  Year-to-date

8.)           Consumer Home Equity Lending +12%*

($ millions)

	12/03	12/04	12/05	12/06	9/07

Total	$3,588	$4,382	$5,149	$5,883	$6,320

                *    Twelve-month growth rate

9.)           Consumer Home Equity Loans

At September 30, 2007

•                                          79% amortizing loans, 21% lines of credit

•                                          64% are 1st mortgages, average loan amount of $112,520

•                                          36% are junior lien positions, average loan amount of $34,004

•                                          76% fixed rate and 24% variable rate (prime based)

•                                          Average home value of $245,1201

•                                          Yield 7.40%

•                                          Over-30-day delinquency rate .62% 2

•                                          Net charge-offs: 2007 = .30%3, 2006 = .13%, 2005 = .10%

•                                          Average FICO score at origination of 721

1    Based on most recent values known to TCF

2    Excludes non-accrual loans

3   Annualized

10.)         Home Equity Characteristics

At September 30, 2007

•                                          No subprime lending programs

•                                          No 2/28 ARM loans

•                                          No Option ARM loans

•                                          No loans originated with teaser rates

•                                          Variable-rate loans have interest rates tied to the prime rate

•                                          Over 99% of loans in states with TCF branches

11.)         Commercial Lending

($ millions)

	12/03	12/04	12/05	12/06	9/07

Commercial Business	$429.4	$436.7	$435.2	$552.0	$577.9
Commercial Real Estate	1,916.7	2,154.4	2,297.5	2,390.7	2,402.9

Total	$2,346	$2,591	$2,733	$2,943	$2,981

12.)         Commercial Loans

At September 30, 2007

•                                          Commercial real estate

•                                          26% retail services

•                                          20% apartment loans

•                                          16% office buildings

•                                          Commercial business — $578 million

•                                          Yield 6.85%

•                                          Over-30-day delinquency rate .33%1

•                                          Net charge-offs/(recoveries): 2007 = .06%2, 2006 = .02% , 2005 = (.08)%

•                                          Approximately 98% of all commercial loans secured

•                                          CRE location mix: 93% TCF Markets, 7% Other

1   Excludes non-accrual loans

2   Annualized

13.)         Leasing and Equipment Finance 1 +13%*

($ millions)

	12/03	12/04	12/05	12/06	9/07

Leasing and Equipment Finance	$1,162	$1,389	$1,560	$1,899	$2,037

1     Includes operating leases

*    Twelve-month growth rate

14.)         Leasing and Equipment Finance

At September 30, 2007

•                                          18th largest bank-owned equipment finance/leasing company in the U.S.

•                                          37th largest equipment finance/leasing company in the U.S.

•                                          Diverse equipment types

•                                          20% specialty vehicle

•                                          18% construction

•                                          16% manufacturing

•                                          13% medical

•                                          4% technology and data processing

•                                          Yield 7.66%

•                                          Uninstalled backlog of $292.8 million; up $42.1 million from year-end 2006

•                                          Over-30-day delinquency rate .80% 1

•                                          Net charge-offs: 2007 = .12%2, 2006 = .29%

1    Excludes non-accrual loans and leases

2    Annualized

15.)         Allowance for Loan & Lease Losses

($ millions)

	12/03		12/04		12/05		12/06		9/07

Allowance for Loan & Lease Losses	$72.5		$75.4		$55.8		$58.5		$74.6
Net Charge-offs (NCO)	$19.6		$17.5		$28.2		$18.0		$20.6

As a % of Loans & Leases:
Allowance	.87%		.80%		.55%		.52%		.63%
NCO	.24%		.20%		.29%		.17%		.24%[1]
Coverage Ratio	3.7	X	4.3	X	2.0	X	3.3	X	2.7	X1

1   Annualized

16.)         Delinquencies (Over 30-Day)1

(Percent)

($ millions)

	12/03	12/04	12/05	12/06	9/07

Delinquencies	.47%	.37%	.43%	.63%	.63%

Delinquencies	$38.7	$34.4	$43.6	$71.7	$74.6

1   Excludes non-accrual loans and leases

17.)         Non-Performing Assets

($ millions)

	12/03	12/04	12/05	12/06	9/07

Non-Accrual Loans and Leases	$35.4	$46.9	$29.7	$43.2	$47.2
Real Estate Owned	33.5	17.2	17.7	22.4	43.0
Total	$68.9	$64.1	$47.4	$65.6	$90.2

Reserves/NAs:	205%	161%	188%	136%	158%
NPAs/Assets:	.61%	.52%	.35%	.45%	.58%

18.)         Net Charge-Offs by Business Line

				YTD[1]
	2004	2005	2006	2007
Consumer home equity:
First mortgage lien	.08%	.07%	.09%	.21%
Junior lien	.13	.16	.22	.46
Total home equity	.09	.10	.13	.30
Commercial real estate	.02	—	.01	.02
Commercial business	.04	(.51)	.09	.19
Leasing and equipment finance	.43	1.50 [2]	.29	.12
Residential real estate	.01	.01	.04	.03
Total	.20	.29	.17	.24

1   Annualized

2   NCO’s excluding leveraged lease charge-off were .18% for 2005

19.)                           Total Deposits + 5%*

Average Balances

($ millions)

	12/03	12/04	12/05	12/06	9/07

Certificates of Deposit	$1,744	$1,494	$1,740	$2,291	$2,513
Money Market	887	764	641	621	607
Savings	2,072	1,936	2,076	2,306	2,435
Checking	3,073	3,582	4,023	4,190	4,149
Total	$7,776	$7,776	$8,480	$9,408	$9,704

Average Rate:	.73%	.55%	1.15%	2.08%	2.42%

# of Accounts (in thousands):	2,150	2,216	2,296	2,427	2,429

*   Twelve month growth rate, excluding Michigan deposits sold

20.)                           Premier Checking & Savings Deposits + 19%*

Average Balances

($ millions)

	12/03	12/04	12/05	12/06	9/07

Premier Savings	$—	$85	$427	$899	$1,128
Premier Checking	1	199	642	1,001	1,064
Total	$1	$284	$1,069	$1,900	$2,192

Average Rate:	1.77%	1.61%	2.73%	3.62%	3.68%

1-month LIBOR spread:	(.56)	(.11)	(.65)	(1.48)	(1.68)

*   Twelve-month growth rate

21.)                           Small Business Deposits +6%*

($ millions)

	12/03	12/04	12/05	12/06	9/07

Checking Deposits	$461	$546	$607	$614	$593
Money Market Deposits	1	17	89	116	173
Total	$462	$563	$696	$730	$766

# of Accounts:	102,607	113,979	124,145	135,861	139,323

*    Twelve-month growth rate, excluding Michigan deposits sold

22.)                           Small Business Services and Products

At September 30, 2007

•                                          $594 million in 0% interest checking account deposits

•                                          Small business loans up to $500,000; small business administration loans up to $150,000

•                                          104,092 TCF Business Check CardsSM

•                                          TCF Miles Plus Business Check CardSM loyalty program

•                                          TCF Personal Pay Day® - employee benefit package (checking, savings, loan discounts, etc.) through participating businesses

23.)                           Banking Fees and Other Revenue1 +2%*

($ millions)

	2003	2004	2005	2006	2007

First Quarter	$82.1	$87.7	$88.2	$94.4	$96.2
Second Quarter	92.8	104.5	100.1	106.7	108.7
Third Quarter	94.3	103.0	104.7	108.2	109.5
Fourth Quarter	90.6	98.8	100.9	101.3	—

Total	$360	$394	$394	$411	$314

1  Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

* Year-to-date growth rate (‘07 vs. ‘06)

24.)                           Card Revenue +8%*

($ millions)

	2003	2004	2005	2006	2007

First Quarter	$13.2	$13.5	$17.6	$21.3	$23.3
Second Quarter	14.8	16.0	19.8	22.9	24.9
Third Quarter	12.9	16.3	21.0	24.4	25.6
Fourth Quarter	12.1	17.7	21.4	23.5	—

Total	$53.0	$63.5	$79.8	$92.1	$73.8

Sales Vol.:	$3,899	$4,735	$5,673	$6,465	$5,164	[1]

Average Interchange Rate:	1.34%	1.30%	1.34%	1.35%	1.36%[1]

* Year-to-date growth rate (‘07 vs. ‘06)

1  Year-to-date

25.)                           Card Revenue

•                                          12th largest issuer of VISA® Classic debit cards

•                                          13th largest issuer of VISA® Commercial debit cards

•                                          $5.2 billion in sales volume, up 8.1%1

•                                          19.3 transactions per month on active cards, up 7.4%1

1  Year-to-date

26.)                           New Branch Expansion

27.)                           Total New Branches

Branches opened since January 1, 2002

	12/02	12/03	12/04	12/05	12/06	9/07	12/07 Projected

Supermarket Branches	15	20	31	38	43	47	49
Traditional and Campus Branches	12	26	45	66	80	89	93
Total	27	46	76	104	123	136	142

# of Branches Opened	27	19	30	28	19	14	20
Percent of Total	7%	11%	18%	23%	27%	30%	31%

28.)                           New Traditional Branch Model - Net Income

($ 000s)

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
Net Income[1]	$(395)	$(108)	$43	$227	$273	$381	$438	$474	$596	$700

Traditional branch capital expenditure $3.7 million

1   Includes deposits and consumer lending

29.)                           New Branch Total Deposits +17%*

Branches opened since January 1, 2002

($ millions)

	12/02	12/03	12/04	12/05	12/06	9/07

Deposits	$45	$116	$287	$782	$1,076	$1,256

*    Twelve-month growth rate

30.)                           New Branch Total Deposit Accounts +33%*

Branches opened since January 1, 2002

(000s)

	12/02	12/03	12/04	12/05	12/06	9/07

Deposit Accounts	$35	$67	$127	$200	$290	$369

*    Twelve-month growth rate

31.)                           New Branch Banking Fees & Other Revenue1 +31%*
Branches opened since January 1, 2002
($ millions)

	2002	2003	2004	2005	2006	2007

First Quarter	—	$1.0	$3.4	$7.6	$11.6	$15.0
Second Quarter	.1	1.6	6.1	9.9	14.2	18.5
Third Quarter	.3	2.1	7.0	10.9	14.8	19.7
Fourth Quarter	.7	2.5	7.6	11.3	14.2	—

Total	$1.1	$7.2	$24.1	$39.7	$54.8	$53.2

1   Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

*    Twelve-month growth rate

32.)                           Campus Banking

At September 30, 2007

•                                          Alliances with the Universities of Minnesota, Michigan and Illinois plus ten other institutions

•                                          Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•                                          Ranked 6th largest in number of campus card banking relationships in the U.S.

•                                          124,982 total deposit accounts

•                                          $231 million in total deposits

33.)                           New Products and Services

•                                          TCF  Power CheckingSM

•                                          TCF® CashRewardsSM Card Loyalty Program

•                                          TCF® Visa® Gift Cards

•                                          Merchant Gift Cards

•                                          Electronic Statement Delivery

•                                          TCF Express Check Conversion

•                                          TCF Express Remote Deposit

•                                          Medical Equipment Leasing

34.)                           Financial Highlights

35.)                           Financial Highlights

($ millions, except per-share data)

	Year-to-Date
	2007	2006	Change
Net Interest Income	$410.6	$401.6	2.2%
Fees & Other Revenue:
Banking	314.4	309.4	1.6
Other	51.0	57.0	(10.5)
Total Fees and Other Revenue	365.4	366.4	(.3)
Gains on Sales of Securities Available for Sale	2.0	—	100.0
Gains on Sales of Branches and Real Estate	35.2	4.2	N.M.
Total Non-Interest Income	402.6	370.6	8.6
Total Revenue	$813.2	$772.2	5.3
Provision for Credit Losses	36.9	10.6	N.M.
Non-Interest Expense	489.5	483.6	1.2
Net Income	204.0	191.2	6.7

Diluted EPS	$1.62	$1.48
ROA	1.82%	1.83%
ROE	26.58%	26.04%

N.M. Not Meaningful

36.)                           Power ProfitsSM

Average Balance ($ millions)

Profit center net income ($ 000s)

		YTD 2007
	Balance [1]	Net Income	%
Consumer Lending	$6,098	$26,405	14%
Leasing and Equipment Finance	1,885	25,690	14
Commercial Banking	2,925	13,144	7
Total Power Assets®	$10,908	$65,239	35%

Traditional and Campus Branches (207)	$7,520	$62,145	34
Supermarket Branches (242)	2,184	28,910	16
Total Power Liabilities®	$9,704	$91,055	50%
Total Power Assets & Liabilities		156,294	85
Equity and Other		27,009	15
Net Income Before Branch Sales		$183,303	100%
Michigan Branches Sold		20,688
Net Income		$203,991

1    Includes Michigan deposits sold

37.)                           Return to Stockholders1,2 +17%*

		SNL All
Period Ending	TCF	Bank & Thrift	S&P 500
6/86	$100.00	$100.00	$100.00
9/86	$92.52	$99.94	$94.40
9/87	$83.16	$112.29	$135.38
9/88	$80.21	$109.09	$118.63
9/89	$121.00	$144.45	$157.79
9/90	$52.84	$87.76	$143.21
9/91	$156.33	$150.84	$187.84
9/92	$215.55	$192.09	$208.59
9/93	$349.94	$242.52	$235.72
9/94	$356.48	$241.10	$244.40
9/95	$541.33	$317.76	$317.10
9/96	$713.82	$413.57	$381.58
9/97	$1,130.44	$657.10	$535.91
9/98	$783.86	$721.98	$584.40
9/99	$1,157.72	$746.29	$746.88
9/00	$1,572.70	$897.91	$846.09
9/01	$1,970.22	$851.99	$620.86
9/02	$1,853.49	$805.72	$493.67
9/03	$2,162.53	$1,041.02	$614.10
9/04	$2,806.94	$1,190.35	$699.29
9/05	$2,552.53	$1,215.02	$784.97
9/06	$2,596.58	$1,463.11	$869.68
9/07	$2,682.96	$1,423.58	$1,012.65

1    Source: SNL Financial, LC and S&P

2    Assumes $100 invested June 18, 1986 with dividends reinvested

*   Annualized return since June 18, 1986

38.)                           Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties. These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; an inability to increase the number of deposit accounts and the possibility that deposit account losses (fraudulent checks, etc.) may increase; impact of legal, legislative or other changes affecting customer account charges and fee income; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting standards or interpretations of existing standards; monetary, fiscal or tax policies of the federal or state governments; including adoption of state legislation that would increase state taxes, impact of federal legislation enacted in September 2007 reducing interest subsidies and other benefits available to TCF in its education lending programs; adverse findings in tax audits or regulatory examinations; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios, including declines in commercial or residential real estate values or changes in allowance for loan and lease losses dictated by market conditions or regulatory requirements; imposition of vicarious liability on TCF as lessor in its leasing operations; denial of insurance coverage for claims made by TCF; technological, computer-related or operational difficulties or loss or theft of information; adverse changes in securities markets; and results of litigation, including reductions in card revenues resulting from litigation brought by various merchants or merchant organizations against Visa; or other significant uncertainties. Investors should consult TCF’s Annual Report on Form 10-K, and Forms 10-Q and 8-K for additional important information about the Company.

39.)         Appendix

40.)         Diluted EPS

	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007 [1]

Diluted EPS	$.84	$.88	$1.00	$1.17	$1.35	$1.58	$1.53	$1.86	$2.00	$1.90	$1.62

1  Year-to-date

41.)         Net Income

($ millions)

	2003	2004	2005	2006	2007

First Quarter	$60.1	$60.7	$63.5	$58.2	$82.7
Second Quarter	60.3	65.2	70.6	67.1	62.1
Third Quarter	36.0	61.7	65.5	65.9	59.1
Fourth Quarter	59.5	67.4	65.5	53.7	—

Total	$216	$255	$265	$245	$204

42.)         Net Interest Income

($ millions)

	2003	2004	2005	2006	2007

First Quarter	$122.4	$118.4	$129.1	$131.2	$135.5
Second Quarter	119.8	122.4	131.3	135.4	137.4
Third Quarter	119.9	124.5	128.1	135.0	137.7
Fourth Quarter	119.1	126.5	129.3	135.9	—

Total	$481	$492	$518	$538	$411
Net Interest Margin:	4.54%	4.54%	4.46%	4.16%	3.97%[1]

1 Year-to-date (annualized)

43.)         Risk-Based Capital

($ millions)

	12/03	12/04	12/05	12/06	9/07

Actual	$842	$959	$1,050	$1,173	$1,207
Well Capitalized Requirement	$785	$881	$983	$1,057	$1,117

Tier 1:	9.75%	9.12%	8.79%	8.65%	8.34%
Total:	10.73%	10.88%	10.68%	11.10%	10.80%
Target (10.6%):	$824	$934	$1,042	$1,120	$1,185
Excess RBC:	$57	$77	$67	$116	$90
Excess Over Target:	$18	$25	$8	$53	$22

44.)         Power Asset Geographic Profile

($ 000s)

At September 30, 2007:	Consumer Home Equity & Other	Commercial Real Estate & Commercial Business	Leasing & Equipment Finance	Total
Minnesota	$2,436,706	$789,864	$69,402	$3,295,972
Illinois	1,970,947	650,957	68,530	2,690,434
Michigan	1,090,204	823,838	83,946	1,997,988
Wisconsin	500,135	421,805	36,484	958,424
Colorado	318,219	48,787	33,315	400,321
California	2,527	19,431	259,762	281,720
Florida	6,923	42,962	136,651	186,536
Texas	501	2,504	121,861	124,866
Arizona	11,848	14,803	83,786	110,437
Indiana	21,732	20,391	33,535	75,658
Other	27,208	145,534	1,039,064	1,211,806
Total	$6,386,950	$2,980,876	$1,966,336	$11,334,162

45.)         Consumer Home Equity and Commercial Loans

Quarterly Average Balances

($ millions)

	9/30/07	9/30/06	Change Inc./(Dec.) $		%
Consumer Home Equity:
Fixed-rate	$4,751	$4,028	$723		18%
Yield	6.99%	6.87%	12	bps
Variable-rate	$1,456	$1,585	$(129)		(8)%
Yield	8.67%	8.91%	(24	)bps

Commercial:
Fixed- and adjustable-rate	$1,957	$1,842	$115		6%
Yield	6.43%	6.29%	14	bps
Variable-rate	$980	$1,113	$(133)		(12)%
Yield	7.72%	7.84%	(12	)bps

46.)         Customer Payment Activity

Transaction Volume

(# millions)

	2007 [1]	2006 [1]	% Increase/ Decrease
Checks/ACH	88.3	95.9	(7.9)%
ATM	23.4	24.8	(5.6)%
Debit Card Purchases	141.7	131.0	8.2%

1   YTD 3Q07 vs. YTD 3Q06

47.)         Glossary of Terms

Coverage Ratio

Period-end allowance for loan and lease losses as a multiple of annualized net charge-offs.

Earnings per Share

Net income available to common stockholders divided by weighted-average common and common equivalent shares outstanding during the period (diluted EPS).

Fees and Other Revenue

Non-interest income excluding gains/losses on sales of securities, gains on sales of branches and real estate,  gains/losses on termination of debt, and certain other businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

48.)         Glossary of Terms (continued)

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Checking, savings, money market and certificates of deposit.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.

49.)         Source References

Slide: Corporate Profile

39th largest U.S. bank - CapitalBridge; 6/30/07

26th largest branch network - SNL Financial, LC; 3Q07

6th largest in campus card relationships - CR80News 2006 Banking Partner Survey

12th largest issuer of Visa Classic - VISA; 2Q07; ranked by sales volume

18th largest bank-owned leasing company - The Monitor; Jul/Aug 2007

Slide: Dividend History

10-year compounded annual growth rate - CapitalBridge

Slide: Leasing and Equipment Finance

18th largest bank-owned leasing company - The Monitor; Jul/Aug 2007

37th largest leasing company - The Monitor; 2007 Monitor 100

Slide: Card Revenue

12th largest issuer of Visa Classic - VISA; 2Q07; ranked by sales volume

13th largest issuer of Visa Commercial - VISA; 2Q07; ranked by sales volume

Slide: Campus Banking

6th largest in campus card relationships - CR80News 2006 Banking Partner Survey

Slide: Return to Stockholders

Return to Stockholders - SNL Financial, LC and S&P